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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 30, 2004

Merrill Lynch Mortgage Investors, Inc. (as company under a Pooling and Servicing Agreement, dated as of August 1, 2004, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 2004-A3)

                     Merrill Lynch Mortgage Investors, Inc.
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             (Exact name of registrant as specified in its charter)

     Delaware                           333-112231              33-3416059
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(State or Other Jurisdiction           (Commission            (I.R.S. Employer
of Incorporation)                      File Number)         Identification No.)




4 World Financial Center
New York, New York                                          10281
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(Address of Principal                                     (Zip Code)
Executive Offices)

Registrant's telephone number, including area code, is (212) 449-1000



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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
     CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01. Other Events.
           -------------

                  Consent of Thacher Proffitt & Wood LLP.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits
           ------------------------------------------------------------------

         (a)      Financial Statements.
                  ---------------------

                  Not applicable.

         (b)      PRO FORMA Financial Information.
                  --------------------------------

                  Not applicable.

         (c)      Exhibits
                  --------

                                 ITEM 601(a) OF
                                 REGULATION S-K
   EXHIBIT NO.                     EXHIBIT NO.        DESCRIPTION
   -----------                     -----------        -----------
       1                              23              Consent of Thacher
                                                      Proffitt & Wood LLP, legal
                                                      counsel for Merrill Lynch
                                                      Mortgage Investors, Inc.
                                                      with respect to the
                                                      Merrill Lynch Mortgage
                                                      Investors, Inc., Mortgage
                                                      Pass-Through Certificates,
                                                      Series 2004-A3.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                      MERRILL LYNCH MORTGAGE
                                      INVESTORS, INC.

                                      By:  /s/ Andrew Beal
                                           --------------------------------
                                      Name:    Andrew Beal
                                      Title:   Managing Director

Dated: August 27, 2004


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                            EXHIBIT INDEX

  Item 601(a) of      Sequentially Exhibit      Regulation S-K      Numbered
      Number               Exhibit No.            Description         Page
      ------               -----------            -----------         ----
        1                     23                  Law Firms'            6
                                                   Consent